1 Q4 2020 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO TIM OLIVER, CFO February 9, 2021

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s or Cardtronics’ plans, goals, intentions, strategies, or financial outlook (including NCR’s expectations in 2021 regarding its first quarter revenue, EBITDA margin and free cash flow, as well as general year over year improvements), and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements include, without limitation, statements regarding NCR’s and Cardtronics’ plans to manage their respective business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on NCR’s customers’ businesses and their ability to pay; expectations regarding NCR’s or Cardtronics’ respective operating goals and actions to manage these goals; expectations regarding cost and revenue synergies; expectations regarding NCR’s or Cardtronics’ cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on NCR’s and Cardtronics’ respective employee bases; expectations regarding NCR’s and Cardtronics’ respective abilities to capitalize on market opportunities; expectations regarding leveraging the debit network to monetize payment transactions; expectations regarding accretion; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s or Cardtronics’ respective financial outlook; expectations regarding NCR’s continued focus on our long-term fundamentals, including, but, not limited to, NCR’s execution of its NCR-as-a-Service 80/60/20 strategy and return to growth; expected increased revenue and cash flow linearity; margin expansion; NCR’s expected areas of focus to drive growth and create long-term stockholder value; the effect of the announcement of the proposed transaction on the ability of Cardtronics to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Cardtronics does business, or on Cardtronics operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the Company to implement its plans, forecasts and other expectations with respect to its business after the completion of the proposed transaction and realize expected benefits; business disruption following the proposed transaction; and the potential benefits of an acquisition of Cardtronics. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 28, 2020 and Cardtronics’ Annual Report on Form 10-K filed with the SEC on March 2, 2020, and those factors detailed from time to time in NCR’s and Cardtronics’ other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, there can be no assurance that a transaction with Cardtronics PLC will be agreed to or occur, and if agreed, the terms of any such transaction. These materials are dated February 9, 2021, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non- GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "CC" means constant currency, and; (ii) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

4 Announced proposed transaction with CARDTRONICS OVERVIEW FREE CASH FLOW of $149M in Q4 and $448M FY 2020 RECURRING REVENUE up 6% Y/Y in Q4 Adjusted EBITDA margin rate EXPANSION Q/Q to 15.8% Completed $150M of COST REDUCTIONS

5 STRATEGIC UPDATE • Successful progress on 80/60/20 goals • Banking – Digital banking momentum and accelerating shift to recurring software revenue • Retail - Gaining traction on NCR EmeraldTM and self-checkout solutions • Hospitality - Momentum in AlohaTM Essentials continues • Accelerating NCR-as-a-Service transformation • Continue to invest in strategic platforms ◦ Digital front-end for Digital Banking ◦ Digital online ordering for Retail

6 Adjusted EBITDA down 14% y/y due to COVID-19 and shift to recurring; Up 4% q/q Non-GAAP EPS down due to decline in operating earnings Driving more linear free cash flow production Revenue Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue down 14% y/y due to COVID-19 and shift to recurring; Up 3% q/q Q4 2020 FINANCIAL RESULTS Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $1,000 $2,000 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $200 $400 —% 20.0% 40.0% Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0.00 $0.50 $1.00 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $100 $200 $300 $149$0.59 $1,631 $258 $ in millions, except for EPS $1,886 $299 $0.85 $302 Margin % 15.8%15.9% $1,589 $249 $0.54 $150 15.7%

7 FY 2019 FY 2020 $200 $400 $600 $ in millions BANKING Revenue Operating Income Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $250 $500 $750 $1,000 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $60 $120 $180 10.0% 15.0% 20.0% 25.0% $795 $944 $87 $144 10.9% 15.3% Margin % Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 20.0 22.5 25.0 Digital Banking Revenue Digital Banking Registered Users Recurring Revenue FY 20 up 4% vs FY 19 Up 12% year over year Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $400 $425 $450 Up 8% year over year Digital banking and shift to recurring revenue gaining traction $471 24.5M $447 Key Metrics $777 $99 12.7% $453

8 Momentum in recurring revenue growth $ in millions, except platform lanes RETAIL Revenue Operating Income Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $250 $500 $750 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $20 $40 $60 —% 5.0% 10.0% 15.0% $556 $609 $49 $42 8.6% 6.9% Margin % SCO Revenue Platform Lanes Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 3,000 4,000 5,000 Recurring Revenue Down 11% year over year Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $200 $250 $300 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $100 $200 $300 $260 4,249 $260 Key Metrics $569 $45 Up 11% year over yearUp 40% year over year 8.1%

9 $ in millions, except Aloha Essential Sites HOSPITALITY Revenue Operating Income Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $0 $100 $200 $300 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 -$10 $0 $10 $20 (10.0)% —% 10.0% 20.0% $182 $232 $9 $17 Margin % 7.3% 4.9% Aloha Essential Sites Recurring Revenue Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 2,000 3,000 4,000 Up 42% year over year Down 5% year over year Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 $75 $100 $125 Conversion to Aloha Essentials & improved profitability despite COVID-19 Key Metrics 3,785 $106 $173 $7 4.0%

10 • Sequential improvement across software, services and hardware revenue • Positive mix shift to software, services and recurring revenue • Year-over-year declines largely driven by COVID-19 and shift to recurring revenue Q4 2020 Q3 2020 Q4 2019 Q4 20 v Q3 20 Q4 20 v Q4 19 Software $483 $468 $533 3% (9%) Services $671 $655 $673 2% —% Hardware $477 $466 $680 2% (30%) ATM $221 $219 $347 1% (36%) SCO/POS $256 $247 $333 4% (23%) Total Revenue $1,631 $1,589 $1,886 3% (14%) Software & Services % 71% 71% 64% Recurring Revenue $874 $848 $825 3% 6% Recurring Revenue % 54% 53% 44% SUPPLEMENTAL REVENUE Key Highlights $ in millions

11 • Positive mix shift to software, services and recurring revenue • Year-over-year declines largely driven by COVID-19 and shift to recurring revenue FY 2020 FY 2019 FY 20 v FY 19 Software $1,885 $2,008 (6%) Services $2,567 $2,520 2% Hardware $1,755 $2,387 (26%) ATM $891 $1,263 (29%) SCO/POS $864 $1,124 (23%) Total Revenue $6,207 $6,915 (10%) Software & Services % 72% 65% Recurring Revenue $3,338 $3,182 5% Recurring Revenue % 54% 46% FY SUPPLEMENTAL REVENUE Key Highlights $ in millions

12 Free Cash Flow Q4 2020 Q4 2019 FY 2020 FY 2019 Cash provided by Operating Activities $146 $408 $641 $634 Total capital expenditures ($63) ($109) ($263) ($329) Cash used in discontinued ops ($4) $3 $— ($24) Discretionary pension contributions $70 $— $70 $— Free Cash Flow $149 $302 $448 $281 $ in millions FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q4 2020 Q3 2020 Q4 2019 Debt $3,278 $4,488 $3,559 Cash ($338) ($1,605) ($509) Net Debt $2,940 $2,883 $3,050 Adjusted EBITDA LTM $896 $937 $1,058 Net Debt / Adjusted EBITDA 3.3x 3.1x 2.9x

13 COST ACTIONS & IMPACTS IMPROVED COST STRUCTURE TO DRIVE MARGIN EXPANSION • Temporary COVID cost actions replaced with permanent reductions • Total cost actions of $150M • Turning attention to integration of Cardtronics and synergies COST ACTIONS • Recorded charge of approximately $200M in Q4 ◦ ~$150 non cash ◦ ~$50 cash • Includes severance, excess inventory and software impairments • Several legacy issues addressed and settled IMPACTS

14 OUTLOOK Q1 2021 • Revenue - Up 2% to 3% year over year • Adjusted EBITDA Margin - Expands approx. 250 bps year over year to roughly 15% • Free Cash Flow - Modest improvement from Q1 2020 to approx. breakeven

15 LOOKING FORWARD • Pleased with 2020 execution • Accelerate NCR as-a-Service 80/60/20 Strategy • Return to growth • Building momentum for 2021 execution • Increased revenue and cash flow linearity • Cost takeout and positive operating leverage drive margin expansion • Set the stage to hit the ground running...Cardtronics

16 Advances NCR's 80/60/20 targets NCR + CARDTRONICS Enhances NCR's scale and cash flow generation Expands payments opportunity Accelerates NCR-as-a-Service strategy Accretive to non-GAAP EPS in the full first year ... approx. 20-25% per share Strategically consistent … accretive

17 SUPPLEMENTARY MATERIALS

18 Q4 2020 Q4 2019 % Change As Reported FY 2020 FY 2019 % Change As Reported Revenue $1,631 $1,886 (14%) $6,207 $6,915 (10%) Gross Margin 328 532 (38)% 1,524 1,921 (21)% Gross Margin Rate 20.1% 28.2% 24.6% 27.8% Operating Expenses 391 350 12% 1,303 1,310 (1)% % of Revenue 24.0% 18.6% 21.0% 18.9% Operating Income (63) 182 (135)% 221 611 (64)% % of Revenue (3.9%) 9.7% 3.6% 8.8% Interest and other expense (83) (99) (16)% (280) (270) 4% Income Tax Expense (Benefit) (20) (301) (93%) (53) (273) (81%) Effective Income Tax Rate 13.7% (362.7)% 89.8% (80.1)% Net Income from Continuing Operations (attributable to NCR) ($125) $384 (133%) ($7) $614 (101%) Diluted EPS ($1.06) $2.67 (140)% ($0.30) $3.71 (108)% $ in millions, except per share amounts Q4 & FY 2020 GAAP RESULTS

19 Q4 2020 Q4 2019 % Change As Reported % Change Constant Currency FY 2020 FY 2019 % Change As Reported % Change Adjusted Constant Currency Revenue $1,631 $1,886 (14%) (14%) $6,207 $6,915 (10%) (10%) Gross Margin (non-GAAP) 465 541 (14)% (14)% 1,696 1,966 (14)% (13)% Gross Margin Rate (non-GAAP) 28.5% 28.7% (20 bps) — bps 27.3% 28.4% (110) bps (90) bps Operating Expenses (non-GAAP) $313 $324 (3%) (4%) $1,166 $1,208 (3%) (3%) % of Revenue 19.2% 17.2% 200 bps 210 bps 18.8% 17.5% 130 bps 140 bps Operating Income (non-GAAP) $152 $217 (30%) (30%) $530 $758 (30%) (28%) % of Revenue 9.3% 11.5% (220 bps) (200 bps) 8.5% 11.0% (250) bps (230) bps Interest and other expense (non-GAAP) ($49) ($60) (18%) (16%) ($226) ($225) —% —% Income Tax Expense (non-GAAP) 21 34 (38)% (36)% 61 110 (45)% (43)% Effective Income Tax Rate (non-GAAP) 20.4% 21.7% 20.1% 20.6% Net Income (Loss) From Continuing Operations (attributable to NCR) (non- GAAP) $83 $123 (33)% (35)% $242 $423 (43)% (41)% Diluted EPS (non-GAAP) $0.59 $0.85 (31%) (31%) $1.69 $2.81 (40%) (39%) $ in millions, except per share amounts Q4 & FY 2020 OPERATIONAL RESULTS

20 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Effective Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non- GAAP), gross margin rate (non-GAAP), interest and other expense (non-GAAP), effective income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, and other special items, including amortization of acquisition related intangibles as well as transformation and restructuring charges, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, interest and other expense, effective income tax rate, net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. NON-GAAP MEASURES

21 Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, and other special items, including amortization of acquisition related intangibles as well as transformation and restructuring charges. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. NON-GAAP MEASURES

22 NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non- GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

23 Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) Q4 2020 LTM Q3 2020 LTM Q4 2019 LTM Q4 2020 Q4 2019 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ (7) $ 502 $ 614 $ (125) $ 384 Pension Mark-to-Market Adjustments 34 75 75 34 75 Transformation & Restructuring Costs 234 43 58 202 11 Acquisition-Related Amortization of Intangibles 81 84 86 19 22 Acquisition-Related Costs (6) 2 3 (6) 2 Internal reorganization & IP Transfer — (37) (37) — (37) Loss on Debt Extinguishment 20 20 — — — Interest Expense 218 221 197 51 54 Interest Income (8) (6) (4) (3) (1) Depreciation and Amortization 275 260 232 74 59 Income Taxes (53) (334) (273) (20) (301) Stock Compensation Expense 108 107 107 32 31 Adjusted EBITDA (non-GAAP) $ 896 $ 937 $ 1,058 $ 258 $ 299 GAAP TO NON-GAAP RECONCILIATION $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q4 2020

$ in millions, except per share amounts

	Q4 QTD 2020 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	VA Release	Pension Mark-to-Market	Q4 QTD 2020 non-GAAP
Product revenue	**$529**	$—	$—	$—	**$—**	$—	**$529**
Service revenue	**1,102**	—	—	—	**—**	—	**1,102**
Total revenue	**1,631**	**—**	**—**	**—**	**—**	**—**	**1,631**
Cost of products	**479**	(45)	(2)	—	**—**	—	**432**
Cost of services	**824**	(86)	(4)	—	**—**	—	**734**
Gross margin	**328**	**131**	**6**	**—**	**—**	**—**	**465**
Gross margin rate	***20.1%***	*8.0%*	*0.4%*	*—%*	***—%***	*—%*	***28.5%***
Selling, general and administrative expenses	**326**	(56)	(13)	(1)	**—**	—	**256**
Research and development expenses	**65**	(8)	—	—	**—**	—	**57**
Total operating expenses	**391**	(64)	(13)	(1)	**—**	—	**313**
Total operating expense as a % of revenue	***24.0%***	*(3.9)%*	*(0.8)%*	*(0.1)%*	***—%***	*—%*	***19.2%***
Income from operations	**(63)**	**195**	**19**	**1**	**—**	**—**	**152**
Income from operations as a % of revenue	***(3.9)%***	*12.0%*	*1.1%*	*0.1%*	***—%***	*—%*	***9.3%***
Interest and Other (expense) income, net	**(83)**	7	—	(7)	**—**	34	**(49)**
Income from continuing operations before income taxes	**(146)**	202	19	(6)	**—**	34	**103**
Income tax (benefit) expense	**(20)**	37	4	—	**(5)**	5	**21**
Effective income tax rate	***13.7%***						***20.4%***
Income from continuing operations	**(126)**	165	15	(6)	**5**	29	**82**
Net income (loss) attributable to noncontrolling interests	**(1)**	—	—	—	**—**	—	**(1)**
Income from continuing operations (attributable to NCR)	**($125)**	**$165**	**$15**	**($6)**	**$5**	**$29**	**$83**
Diluted earnings per share	**($1.06)**	**$1.17**	**$0.11**	**($0.04)**	**$0.04**	**$0.20**	**$0.59**
Diluted shares outstanding	**129.0**						**141.6**

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25 Q4 QTD 2020 GAAP Q4 QTD 2020 non- GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $(125) $83 Dividends on convertible preferred shares (12) — Income from continuing operations attributable to NCR common stockholders ($137) $83 Weighted average outstanding shares: Weighted average diluted shares outstanding 129.0 132.0 Weighted as-if converted preferred shares — 9.6 Total shares used in diluted earnings per share 129.0 141.6 Diluted earnings per share (1) ($1.06) $0.59 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q4 2020 $ in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

Q4 2019

$ in millions, except per share amounts

	Q4 QTD 2019 GAAP	Transformation & Restructuring Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing	Valuation Allowance Release	Int Reorg & IP Transfer	Pension mark-to-market adjustment	Q4 QTD 2019 non-GAAP
Product revenue	**$766**	$—	$—	$—	$—	$—	**$—**	**$—**	**$766**
Service revenue	**1,120**	—	—	—	—	—	**—**	**—**	**1,120**
Total revenue	**1,886**	**—**	**—**	**—**	**—**	**—**	**—**	**—**	**1,886**
Cost of products	**599**	—	(3)	—	—	—	**—**	**—**	**596**
Cost of services	**755**	(2)	(4)	—	—	—	**—**	**—**	**749**
Gross margin	**532**	**2**	7	—	—	—	**—**	**—**	**541**
Gross margin rate	***28.2%***	*0.1%*	*0.4%*	*—%*	*—%*	*—%*	***—%***	***—%***	***28.7%***
Selling, general and administrative expenses	**276**	(6)	(15)	(2)	—	—	**—**	**—**	**253**
Research and development expenses	**74**	(3)	—	—	—	—	**—**	**—**	**71**
Total expenses	**350**	(9)	(15)	(2)	—	—	**—**	**—**	**324**
Total expense as a % of revenue	***18.6%***	*(0.5)%*	*(0.8)%*	*(0.1)%*	*—%*	***—%***	***—%***	***—%***	***17.2%***
Income from operations	**182**	**11**	**22**	**2**	**—**	**—**	**—**	**—**	**217**
Income from operations as a % of revenue	**9.7%**	0.6%	1.1%	0.1%	—%	**—%**	**—%**	**—%**	**11.5%**
Interest and Other (expense) income, net	**(99)**	—	—	—	1	**—**	**(37)**	**75**	**(60)**
Income from continuing operations before income taxes	**83**	11	22	2	1	**—**	**(37)**	**75**	**157**
Income tax expense	**(301)**	3	5	—	1	**53**	**264**	**9**	**34**
Effective income tax rate	***(362.7)%***								***21.7%***
Income from continuing operations	**384**	8	17	2	—	**(53)**	**(301)**	**66**	**123**
Net income attributable to noncontrolling interests	**—**	—	—	—	—	**—**	**—**	**—**	**—**
Income from continuing operations (attributable to NCR)	**$384**	**$8**	**$17**	**$2**	**$—**	**($53)**	**($301)**	**$66**	**$123**
Diluted (loss) earnings per share	**$2.67**	**$0.06**	**$0.12**	**$0.01**	**$—**	**($0.37)**	**($2.09)**	**$0.46**	**$0.85**
Diluted shares outstanding	**143.9**								**143.9**

26

27 Q4 QTD 2019 GAAP Q4 QTD 2019 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $384 $123 Dividends on convertible preferred shares $— $— Income from continuing operations attributable to NCR common stockholders $384 $123 Weighted average outstanding shares: Weighted average diluted shares outstanding 130.7 130.7 Weighted as-if converted preferred shares 13.2 13.2 Total shares used in diluted earnings per share 143.9 143.9 Diluted earnings per share (1) $2.67 $0.85 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q4 2019 $ in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

FY 2020

$ in millions, except per share amounts

	FY 2020 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing	VA Release	Pension mark-to-market	FY 2020 non-GAAP
Product revenue	**$2,005**	$—	$—	$—	$—	$—	$—	**$2,005**
Service revenue	**4,202**	—	—	—	—	—	—	**4,202**
Total revenue	**6,207**	**—**	**—**	**—**	**—**	**—**	**—**	**6,207**
Cost of products	**1,733**	(58)	(9)	—	—	—	—	**1,666**
Cost of services	**2,950**	(92)	(13)	—	—	—	—	**2,845**
Gross margin	**1,524**	**150**	**22**	—	**—**	**—**	**—**	**1,696**
Gross margin rate	***24.6%***	*2.4%*	*0.3%*	*—%*	*—%*	*—%*	*—%*	***27.3%***
Selling, general and administrative expenses	**1,069**	(66)	(59)	(1)	—	—	—	**943**
Research and development expenses	**234**	(11)	—	—	—	—	—	**223**
Total operating expenses	**1,303**	(77)	(59)	(1)	—	—	—	**1,166**
Total operating expense as a % of revenue	***21.0%***	*(1.2)%*	*(1.0)%*	*—%*	*—%*	*—%*	*—%*	***18.8%***
Income from operations	**221**	**227**	**81**	**1**	**—**	**—**	**—**	**530**
Income from operations as a % of revenue	***3.6%***	*3.7%*	*1.2%*	*—%*	*—%*	*—%*	*—%*	***8.5%***
Interest and Other (expense) income, net	**(280)**	7	—	(7)	20	—	34	**(226)**
Income from continuing operations before income taxes	**(59)**	234	81	(6)	20	—	34	**304**
Income tax (benefit) expense	**(53)**	44	17	—	5	43	5	**61**
Effective income tax rate	***89.8%***							***20.1%***
Income from continuing operations	**(6)**	190	64	(6)	15	(43)	29	**243**
Net income (loss) attributable to noncontrolling interests	**1**	—	—	—	—	—	—	**1**
Income from continuing operations (attributable to NCR)	**($7)**	**$190**	**$64**	**($6)**	**$15**	**($43)**	**$29**	**$242**
Diluted earnings per share	**($0.30)**	**$1.33**	**$0.45**	**($0.04)**	**$0.10**	**($0.30)**	**$0.20**	**$1.69**
Diluted shares outstanding	**128.4**							**142.9**

28

29 FY 2020 GAAP FY 2020 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $(7) $242 Dividends on convertible preferred shares (31) — Income from continuing operations attributable to NCR common stockholders ($38) $242 Weighted average outstanding shares: Weighted average diluted shares outstanding 128.4 130.4 Weighted as-if converted preferred shares — 12.5 Total shares used in diluted earnings per share 128.4 142.9 Diluted earnings per share (1) ($0.30) $1.69 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION FY 2020 $ in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

FY 2019

$ in millions, except per share amounts

	FY 2019 GAAP	Transformation & Restructuring Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing	VA Release & Other	Int Reorg & IP Transfer	Pension mark-to-market adjustments	FY 2019 non-GAAP
Product revenue	**$2,681**	$—	$—	$—	$—	$—	**$—**	**$—**	**$2,681**
Service revenue	**4,234**	—	—	—	—	—	**—**	**—**	**4,234**
Total revenue	**6,915**	**—**	**—**	**—**	**—**	**—**	**—**	**—**	**6,915**
Cost of products	**2,146**	(12)	(10)	—	—	—	**—**	**—**	**2,124**
Cost of services	**2,848**	(9)	(14)	—	—	—	**—**	**—**	**2,825**
Gross margin	**1,921**	**21**	**24**	—	—	—	**—**	**—**	**1,966**
Gross margin rate	***27.8%***	*0.3%*	*0.3%*	*—%*	*—%*	*—%*	***—%***	***—%***	***28.4%***
Selling, general and administrative expenses	**1,051**	(31)	(62)	(3)	—	—	**—**	**—**	**955**
Research and development expenses	**259**	(6)	—	—	—	—	**—**	**—**	**253**
Total expenses	**1,310**	(37)	(62)	(3)	—	—	**—**	**—**	**1,208**
Total expense as a % of revenue	***18.9%***	*(0.5)%*	*(0.9)%*	*—%*	*—%*	***—%***	***—%***	***—%***	***17.5%***
Income from operations	**611**	**58**	**86**	**3**	**—**	**—**	**—**	**—**	**758**
Income from operations as a % of revenue	**8.8%**	0.9%	1.3%	—%	—%	**—%**	**—%**	**—%**	**11.0%**
Interest and Other (expense) income, net	**(270)**	—	—	—	7	**—**	**(37)**	**75**	**(225)**
Income from continuing operations before income taxes	**341**	58	86	3	7	**—**	**(37)**	**75**	**533**
Income tax expense	**(273)**	14	18	(2)	2	**78**	**264**	**9**	**110**
Effective income tax rate	***(80.1)%***								***20.6%***
Income from continuing operations	**614**	44	68	5	5	**(78)**	**(301)**	**66**	**423**
Net income attributable to noncontrolling interests	**—**	—	—	—	—	**—**		**—**	**—**
Income from continuing operations (attributable to NCR)	**$614**	**$44**	**$68**	**$5**	**$5**	**($78)**	**($301)**	**$66**	**$423**
Diluted (loss) earnings per share	**$3.71**	**$0.29**	**$0.45**	**$0.03**	**$0.03**	**($0.52)**	**($2.00)**	**$0.44**	**$2.81**
Diluted shares outstanding	**145.2**								**150.6**

30

31 FY 2019 GAAP FY 2019 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $614 $423 Dividends on convertible preferred shares ($76) $— Income from continuing operations attributable to NCR common stockholders $538 $423 Weighted average outstanding shares: Weighted average diluted shares outstanding 125.7 125.7 Weighted as-if converted preferred shares 19.5 24.9 Total shares used in diluted earnings per share 145.2 150.6 Diluted earnings per share (1) $3.71 $2.81 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION FY 2019 $ in millions, except per share amounts

32 GAAP TO NON-GAAP RECONCILIATION Q4 2020 Q3 2020 Q4 2019 Operating Income Operating Income Operating Income Banking $87 $99 $144 Retail 49 45 42 Hospitality 9 7 17 Other 7 7 14 Total Operating Income (non-GAAP) 152 158 217 Less: Transformation and restructuring costs 195 19 11 Acquisition-related amortization of intangibles 19 21 22 Acquisition-related costs 1 — 2 Total Operating Income (GAAP) ($63) $118 $182 $ in millions

33 Q4 2020 Operational Results % Change As Reported Favorable (unfavorable) FX impact % Change Constant Currency Revenue (14%) —% (14%) Gross Margin (non-GAAP) (14%) —% (14%) Gross Margin Rate (non-GAAP) (20 bps) (20 bps) — bps Operating Expenses (non-GAAP) (3%) 1% (4%) % of Revenue 200 bps (10) bps 210 bps Operating Income (non-GAAP) (30%) —% (30%) % of Revenue (220 bps) (20 bps) (200 bps) Interest and other expense (non-GAAP) (18%) (2%) (16%) Income Tax Expense (non-GAAP) (38%) (2%) (36%) Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) (33%) 2% (35%) Diluted EPS (non-GAAP) (31%) —% (31%) GAAP TO NON-GAAP RECONCILIATION Q4 2020

34 FY 2020 Operational Results % Change As Reported Favorable (unfavorable) FX impact % Change Constant Currency Revenue (10%) —% (10%) Gross Margin (non-GAAP) (14%) (1%) (13%) Gross Margin Rate (non-GAAP) (110 bps) (20 bps) (90 bps) Operating Expenses (non-GAAP) (3%) —% (3%) % of Revenue 130 bps (10 bps) 140 bps Operating Income (non-GAAP) (30%) (2%) (28%) % of Revenue (250 bps) (20 bps) (230) bps Interest and other expense (non-GAAP) —% —% —% Income Tax Expense (non-GAAP) (45%) (2%) (43%) Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) (43%) (2%) (41%) Diluted EPS (non-GAAP) (40%) (1%) (39%) GAAP TO NON-GAAP RECONCILIATION FY 2020

35 THANK YOU